                                                                          FORM 5

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Licensing Company
                                             )           CHAPTER 11
                                             )           Case No. 01-25010
                                             )
                                             )
                      Debtor(s)              )

                            MONTHLY OPERATING REPORT
                     For the Month Ending January 31, 2002

                        FINANCIAL BACKGROUND INFORMATION

1.  ACCOUNTING BASIS:                     Cash _______ Accrual   X

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

           Prabhav Maniyar, 1151 Seven Locks Road, Potomac, MD 20854
                                 (301) 610-4300

3.  EMPLOYEE INFORMATION:
================================================================================
         Number of employees paid this period:                          0
--------------------------------------------------------------------------------
         Current number of employees:                                   0
--------------------------------------------------------------------------------
         Gross monthly payroll:
--------------------------------------------------------------------------------
                   Officers, directors, and principals                  0
--------------------------------------------------------------------------------
                   Other employees                                      0
--------------------------------------------------------------------------------
         All post-petition payroll obligations
         including payroll taxes are current                           YES
         (Circle One)
--------------------------------------------------------------------------------
         Exceptions:                                       _____________________
================================================================================

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF
OPERATIONS since the last reporting period?             NO

5. Are all BUSINESS LICENSES or BONDS current?         YES

6. PRE-PETITION ACCOUNTS RECEIVABLE:
================================================================================
A. Beginning Balance (previous month's
   ending balance)                                $ 579,199.00
--------------------------------------------------------------------------------
B.  Collected via intercompany (1)                $ (290,139.00)
--------------------------------------------------------------------------------
C.  Unbilled Revenue Adjustment                   $ (15,200.00)
--------------------------------------------------------------------------------
D.  USBI withholding                              $ (45,602.00)
--------------------------------------------------------------------------------
E.  Offsets/credits                               $ (94,226.00)
--------------------------------------------------------------------------------
F.  Ending Balance                                $ 134,032.00
================================================================================

                                                                          FORM 5
                                                                       Continued

(1) Receivables of the debtor are billed and/or collected by Startec
Global Operating Company. Receivables billed by Startec Global Operating Company are collected directly by that company and are included in its aged receivables.
Other receivables of the debtor collected by Operating Company are transferred via intercompany upon receipt of any monies.

7. POST-PETITION ACCOUNTS RECEIVABLE:
================================================================================
A.  Beginning Balance (previous month's
    ending balance)                                $ 125,389.00
--------------------------------------------------------------------------------
B.  Incurred this Period
--------------------------------------------------------------------------------
C.  Collected this Period                          $ (17,182.00)
--------------------------------------------------------------------------------
D.  Billed via intercompany (1)                    $ 385,534.00
--------------------------------------------------------------------------------
E.  Ending Balance                                 $ 493,741.00
================================================================================

Ending Balance Aging (2):
================================================================================
0-30 Days:  $____________ 31-60 Days: $ ___________ Over 60 Days: ___________
================================================================================

If there are any post-petition Accounts Receivable over 60 days, provide
Schedule AR giving a listing of such accounts and explaining the delinquencies.
                                 NOT APPLICABLE

(1) Receivables of the debtor are billed and/or collected by Startec
Global Operating Company. Receivables billed by Startec Global Operating Company are collected directly by that company and are included in its aged receivables.
Other receivables of the debtor collected by Operating Company are transferred via intercompany upon receipt of any monies.

(2) See aging attached to Form 6.

8. POST-PETITION ACCOUNTS PAYABLE:
================================================================================
A.  Beginning Balance (previous month's
    ending balance)                                          $ -
--------------------------------------------------------------------------------
B.  Incurred this Period
--------------------------------------------------------------------------------
C.  Pay this Period                                          $ -
--------------------------------------------------------------------------------
D.  Ending Balance (A plus B minus C)                        $ -
================================================================================

================================================================================
Ending Balance Aging:
================================================================================
0-30 Days: $ ______________ 31-60 Days: $ ___________   Over 60 Days: _________
--------------------------------------------------------------------------------

If there are any post-petition Accounts Payable over 30 days, provide
Schedule AP giving a listing of such accounts and explaining the
delinquencies. -                  NOT APPLICABLE

9.  TAXES:  Are all taxes being paid to the proper taxing authorities when due?
                                    YES (1)

On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Also attach copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

(1)No taxes relating to Post-Petition activity became due and payable during the month ending January 31, 2002

10. BANK ACCOUNTS: Have you changes banks or any other financial institution
during this period?                 NO

11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are
all all current?                    YES

                                                                          FORM 5
                                                                       Continued

12.        INSURANCE:                                   Policy expiration
================================================================================
        Auto and truck                                  10/1/2002 *
--------------------------------------------------------------------------------
        Fire                                            10/1/2002 *
--------------------------------------------------------------------------------
        D&O Insurance                                   10/1/2002 *
--------------------------------------------------------------------------------
        Liability                                       10/1/2002 *
--------------------------------------------------------------------------------
        Workers Comp.                                   10/1/2002 *

================================================================================

* - The insurance policies are held by Startec Global Communication Corporation,
Case No. 01-25013 DK

13.  ACTIONS OF DEBTOR:  During the last month, did the Debtor:
(a) Fail to defend or opposed any action seeking to dispossess the debtor from control or custody of any asset of the
estate?                              NO

         OR  consent to relief from the automatic stay ( S362)?  YES

         If yes, explain: To the limited extent provided in the
Court's orders authorizing DIP financing (Judge's bench ruling occurred on
February 6, 2002. Final written order to be awaiting comments from Creditor's
Committee counsel. Docket attached to parent company's current Monthly Operating
Report).

(b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve
and maintain the going concern value of the assets of the
debtor?                             YES

14. TRANSFER OR SALE OF PROPERTY: Did the Debtor or any person with control over any of Debtor's assets transfer, convey or abandon any of Debtor's assets to another party during the period of this report other than as set forth herein (
including sales by creditors)? YES

If yes, a copy of court order authorizing the referenced action must be attached.

Please discuss any pending motions to sell estate assets: None

Type of Motion           Brief Description of Asset            Projected Income
================================================================================
                                                              $
--------------------------------------------------------------------------------
                                                              $
--------------------------------------------------------------------------------
                                                              $
--------------------------------------------------------------------------------
                                                              $
================================================================================

You may attach a copy of the notice of sale in lieu of completing the
description. Indicate if notice(s) attached.        NO

15. PAYMENTS TO SECURED CREDITORS during Reporting Period: NONE

================================================================================
Creditor    Frequency       Amount of         Next Payment         Post-Petition
               of          Each Payment          Due                Payments not
             Payments                                              Made: Numbers
               per                                                   and Amounts
             Contract
================================================================================
                          $                    /          /
--------------------------------------------------------------------------------
                          $                    /          /
--------------------------------------------------------------------------------
                          $                    /          /
--------------------------------------------------------------------------------
                          $                    /          /
--------------------------------------------------------------------------------

16. PAYMENTS TO PROFESSIONAL (Attorneys, Accountants, Real Estate Agents,
Auctioneers, Appraisers, etc.) during Reporting Period:    NONE

Professional                    Service                      Projected Income
================================================================================
                                                            $
--------------------------------------------------------------------------------
                                                            $
--------------------------------------------------------------------------------
                                                            $
--------------------------------------------------------------------------------
                                                            $
================================================================================

Note: If payments were made to any professional  during the reporting  period, a copy of the order authorizing payment must be attached.

                                                                          FORM 5
                                                                       Continued

17. QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:

                                     Monthly Disbursements:
================================================================================
Month 1 ( current quarter)                   0
--------------------------------------------------------------------------------
Month 2 ( current quarter)                $
--------------------------------------------------------------------------------
Month 3 ( current quarter)                   0
================================================================================
Total                                        0
================================================================================

Quarterly Fee Paid $0 (Refer to Fee Calculation Chart on page 16)

18. VERIFICATION
I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief.

        Dated: 2/25/02                        DEBTOR IN POSSESSION
                                        By:             Prabhav Maniyar
                                        Name/Title:     Chief Financial Officer,
                                                        Director and Secretary
                                        Address:        1151 Seven Locks Road
                                                        Potomac, MD  20854
                                        Telephone:      (301) 610-4300

                                        /s/ Prabhav V. Maniyar

        REMINDER: Attach copies of debtor in possession bank statements.

                                                                          FORM 6

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Licensing Company              )        CHAPTER 11
                                                      )        Case No. 01-25010
                                                      )
                                                      )

                            MONTHLY OPERATING REPORT
                                INCOME STATEMENT
                        (Business Debtor, Accrual Basis)
                      For the Month Ended January 31, 2002
                (All figures refer to post-petition transactions)

                                 This Month                    Year to Date
================================================================================
A. TOTAL SALES/INCOME            $ 335,860.00                  335,860.00
================================================================================
COST OF SALES:
--------------------------------------------------------------------------------
     Purchases of Inventory      $
--------------------------------------------------------------------------------
     Purchased Services          $ 202,366.00                  202,366.00
================================================================================
B. SUBTOTAL Cost of Sales     - $  202,366.00              - $ 202,366.00
================================================================================
C.  GROSS PROFIT (A - B)      = $  133,494.00              = $ 133,494.00
================================================================================
OPERATING EXPENSES:
--------------------------------------------------------------------------------
      Officer Salaries          $                            $
--------------------------------------------------------------------------------
      Other Employee Salaries   $                            $
--------------------------------------------------------------------------------
      Taxes (Payroll)           $                            $
--------------------------------------------------------------------------------
      Employee Benefits         $                            $
--------------------------------------------------------------------------------
      Advertising / Marketing   $ 41,084.00                  $ 41,084.00
--------------------------------------------------------------------------------
      Auto Expenses             $                            $
--------------------------------------------------------------------------------
      Entertainment             $                            $
--------------------------------------------------------------------------------
      Insurance (Real Estate)   $                            $
--------------------------------------------------------------------------------
      Insurance (Other)         $                            $
--------------------------------------------------------------------------------
      Interest                  $                            $
--------------------------------------------------------------------------------
     Leases (Other than Rent)   $                            $
--------------------------------------------------------------------------------
    Outside Services &
    Contractors                 $                            $
--------------------------------------------------------------------------------
     Professional Fees
     (Atty. Acct.)              $                            $
--------------------------------------------------------------------------------
     Rent                       $                            $
--------------------------------------------------------------------------------
     Repairs & Maintenance      $                            $
--------------------------------------------------------------------------------
     Supplies                   $                            $
--------------------------------------------------------------------------------
     Taxes (Real Property)      $                            $
--------------------------------------------------------------------------------
     Taxes (Other)              $                            $
--------------------------------------------------------------------------------
     Telephone                  $                            $
--------------------------------------------------------------------------------
     Travel                     $                            $
--------------------------------------------------------------------------------
     Allocated G&A from
     affiliate                  $ 126,402.00                 $ 126,402.00
--------------------------------------------------------------------------------
     Taxes (Payroll)            $                            $
--------------------------------------------------------------------------------
     Fees and offsets           $ 36,820.00                  $ 36,820.00
--------------------------------------------------------------------------------
      ____________________      $                            $
--------------------------------------------------------------------------------
      ____________________      $                            $
================================================================================
D.  SUBTOTAL Operating
    Expenses                   -$ 204,306.00                -$ 204,306.00
================================================================================
E.  PROFIT/LOSS FROM OPERATION =$(70,812.00)                =$ (70,812.00)
(C-D)
================================================================================
Other Income (Expenses)
--------------------------------------------------------------------------------
     Interest                   $                            $
--------------------------------------------------------------------------------
     ____________________       $                            $
--------------------------------------------------------------------------------
    _____________________       $                            $
================================================================================
F. SUBTOTAL Other Income
   (Expenses)                  =$                           =$
================================================================================
G. Income Tax Expense           $                            $
--------------------------------------------------------------------------------
H. Income Tax Expense           $                            $
================================================================================
I. NET INCOME (LOSS)
  (E+F-G-H)                     $ (70,812.00)                $ (70,812.00)
================================================================================

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

                                                                          FORM 6
                                                                       Continued

          Case Number 01-25010 Debtor: Startec Global Licensing Company
                        SCHEDULE AR (Accounts Receivable)
                             As of January 31, 2002
                    (List Post-Petition Receivables Only) (1)

Debtor (Due From)     Total Due     Date Incurred      Past Due       Past Due
                                                      31-60 Days    Over 60 Days
================================================================================
Retail customers     $ 493,741.00      Daily            140,575
--------------------------------------------------------------------------------
NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

(1) Due to voluminous nature of aging reports, accounts receivable aging information is presented in summary form. Detailed aging available upon request.

          Case Number 01-25010 Debtor: Startec Global Licensing Company
                         SCHEDULE AP (Accounts Payable)
                             As of January 31, 2002
                       (List Post-Petition Payables Only)

NOT APPLICABLE TO DEBTOR  - NO TRADE PAYABLES
================================================================================
Debtor (Due From)      Total Due     Date Incurred     Past Due        Past Due
                                                       31-60 Days   Over 60 Days
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

                                                                         FORM 10

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Licensing Company                 )   CHAPTER 11
                                                         )   Case No.01-25010 DK
                                                         )
                                                         )

                                  BALANCE SHEET
                             As of January 31, 2002

                                              Asset                     Total
================================================================================
Current Assets:
--------------------------------------------------------------------------------
     Cash                                   $
--------------------------------------------------------------------------------
     Pre-Petition Acct. Receivables         $ 134,032.00
--------------------------------------------------------------------------------
     Post-Petition Acct. Receivables        $ 493,741.00
--------------------------------------------------------------------------------
     Allowance for Doubtful Accounts        $ (275,137.00)
--------------------------------------------------------------------------------
     Receivables from Affiliates            $ 5,522,518.00
--------------------------------------------------------------------------------
     Notes Receivables Stocks
--------------------------------------------------------------------------------
     Inventory
--------------------------------------------------------------------------------
     Other Current Assets:
================================================================================
A.  SUBTOTAL Current Assets                                  5,875,154.00
================================================================================
Fixed Assets:
--------------------------------------------------------------------------------
     Land
--------------------------------------------------------------------------------
     Building
--------------------------------------------------------------------------------
     Equipment, Furniture & Fixtures
--------------------------------------------------------------------------------
     Less:  Accumulated Depreciation
================================================================================
B.  SUBTOTAL Fixed Assets                                         $
================================================================================
Other Assets:  (Identify)
================================================================================
C.  SUBTOTAL  Other Assets                                        $
================================================================================
D.  TOTAL ASSETS (A+B+C)                                          $ 5,875,154.00
================================================================================

                                             Liability                Total
================================================================================
Post-Petition Liabilities:
--------------------------------------------------------------------------------
     Accounts Payable
--------------------------------------------------------------------------------
     Accrued Expenses                       $ 59,240.00
--------------------------------------------------------------------------------
     Rent and Leases Payable
--------------------------------------------------------------------------------
     Taxes Payable
--------------------------------------------------------------------------------
     Accrued interest
--------------------------------------------------------------------------------
     Other
================================================================================
E.  SUBTOTAL Post-Petition Liabilities                            $    59,240.00
================================================================================
Pre-Petition Liabilities:
--------------------------------------------------------------------------------
     Priority Claims
--------------------------------------------------------------------------------
     Secured Debts (1)                      $ 10,767,499.00
--------------------------------------------------------------------------------
     Unsecured Debts
================================================================================
F.  SUBTOTAL Pre-Petition Liabilities                            $ 10,767,499.00
================================================================================
Stockholders' Equity (Deficit):
--------------------------------------------------------------------------------
     Common Stock
--------------------------------------------------------------------------------
     Additional Paid-in Capital
--------------------------------------------------------------------------------
     Retained Earnings (deficit):
--------------------------------------------------------------------------------
           Pre-Petition                      $ (5,476,562.00)
--------------------------------------------------------------------------------
           Post-Petition                     $ 524,977.00
================================================================================
G.  SUBTOTAL Stockholders' Equity                               $ (4,951,585.00)
================================================================================
H.  TOTAL LIABILITIES AND STOCKHOLDERS'
    EQUITY (E+F+G)                                              $   5,875,154.00
================================================================================

(1) Startec Global Licensing Company and Startec Global Operating Company are
jointly indebted to Allied for $20.0 million in principal amount (the "Allied
Facility"). A portion of the Allied Facility equal to $10 million is jointly secured by the accounts receivable of Startec Operating and Startec Licensing
(subordinate to NTFC's lien thereon), and the remaining $10 million is unsecured. For bookkeeping purposes, the debt is divided evenly between the co-debtors and this amount reflects the division.